EXHIBIT 23

                       CONSENT OF BEARD MILLER COMPANY LLP
                              INDEPENDENT AUDITORS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements (Forms S-8, File Nos. 333-82085, 333-82083 and 333-87313 and Form S-3, File No. 333-87329) of our report, dated February 2, 2001, relating to the consolidated financial statements of Pennsylvania Commerce Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2000.



                                                    /s/ BEARD MILLER COMPANY LLP




Harrisburg, Pennsylvania
March 27, 2001



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